EXHIBIT 10.19
Warrant Agreement No. ________
NEITHER THIS WARRANT NOR THE COMMON STOCK WHICH MAY BE ACQUIRED UPON EXERCISE HEREOF HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.
June 1, 2007
BIOHEART, INC.
(Incorporated under the laws of the State of Florida)
Warrant for the Purchase of Shares of Common Stock
     FOR VALUE RECEIVED, BIOHEART, INC., a Florida corporation (the “Company”), hereby certifies that the R&A Spencer Family Limited Partnership (the “Initial Holder”), or his/her/its assigns (the “Holder”) is entitled, subject to the provisions of this Warrant, to purchase from the Company, up to 78,900 (subject to adjustment in accordance with the four immediately succeeding paragraphs and Section 5 below) (the “Subject Shares”) fully paid and non-assessable shares of Common Stock at a price of $4.75 per share, subject to adjustment in accordance with Section 5 below (the “Exercise Price”). This Warrant is being issued in connection with that certain Loan Guarantee, Payment and Security Agreement by and between the Company and the Initial Holder, dated as of June [          ], 2007 (the “Guarantee Agreement”).
     In the event that, as of September 30, 2007, the Company has not satisfied and/or discharged all of its payment obligations, including, without limitation, all payment obligations under the agreements, documents and instruments entered into in connection therewith (a “Loan Satisfaction”) under that certain $5,000,000 Loan borrowed by the Company from Bank of America, N.A. (the “Bank of America Loan”), the number of Subject Shares shall be automatically increased to 90,000 shares without any action required on the part of the Company or the Holder.
     In the event that, as of the first year anniversary of the closing of the Bank of America Loan (the “Closing Date”), the Company has not satisfied and/or discharged all of its material payment obligations to the Initial Holder under the Guarantee Agreement (a “Guarantee Satisfaction”), the number of Subject Shares shall be automatically increased to 112,500 shares without any action required on the part of the Company or the Holder.

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     In the event that, as of the second year anniversary of the Closing Date, the Company has not effectuated a Guarantee Satisfaction, the number of Subject Shares shall be automatically increased to 150,000 shares without any action required on the part of the Company or the Holder.
     In the event that, as of the third year anniversary of Closing Date, the Company has not effectuated a Guarantee Satisfaction, the number of Subject Shares shall be automatically increased to 225,000 shares without any action required on the part of the Company or the Holder.
     Notwithstanding the immediately preceding four paragraphs to the contrary, a failure to timely effectuate a Guarantee Satisfaction shall be without prejudice to the Initial Holder’s (and/or its assign’s or successor’s in interest in respect of the Guarantee Agreement) rights with respect to the Guarantee Agreement, it being understood that adjustments to the Subject Shares relating to the Company’s failure to effectuate a Guarantee Satisfaction shall be an additional right of the Holder (and/or such successor or assign).
     The number of Subject Shares are also subject to adjustment in accordance with Section 5 below.
     The term “Common Stock” means the Common Stock, par value $.001 per share, of the Company as constituted on June 1, 2007 (the “Base Date”). The number of Subject Shares shall be adjusted from time to time as set forth herein. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter referred to as “Warrant Stock.” The term “Other Securities” means any other equity or debt securities that may be issued by the Company in addition thereto or in substitution for the Warrant Stock. The term “Company” means and includes the corporation named above as well as (i) any immediate or more remote successor entity resulting from the merger or consolidation of such entity (or any immediate or more remote successor corporation of such entity) with another entity, or (ii) any entity to which such entity (or any immediate or more remote successor corporation of such corporation) has transferred its all or substantially all of its property or assets.
     Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnification reasonably satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.
     The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held subject to, all of the conditions, limitations and provisions set forth herein.

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     1. Exercise of Warrant.
          (a) Subject to Section 1(b) below and in accordance with the procedures set forth in Section 1(c) below, this Warrant may be exercised, in whole or in part, at any time, or from time to time during the period commencing on the date that is three hundred and sixty-six (366) days following the date of the closing (the “Closing Date”) of the Bank of America Loan (the “One Year Exercise Date”) and expiring at 5:00 p.m. Eastern Time on the date that is ten years following the Closing Date (the “Expiration Date”).
          (b) Notwithstanding Section 1(a) above, in no event shall the Holder be entitled to exercise this Warrant until such time that the Company effectuates a Loan Satisfaction; provided, however, that if, as of the eight month anniversary of the Closing Date, the Company has not effectuated a Loan Satisfaction but the Initial Holder has complied in full with all of its material obligations under the Guarantee Agreement, this Section 1(b) shall have no further force and effect.
          (c) During the period that this Warrant is exercisable in accordance with Sections 1(a) and 1(b) above, the Holder may exercise this Warrant by presentation and surrender of this Warrant to the Company at its principal office, or at the office of its stock transfer agent, if any, together with the Warrant Exercise Form, attached hereto as Exhibit A, duly executed and the Shareholders Agreement, attached hereto as Exhibit B (the “Shareholders Agreement”), duly executed, accompanied by payment (either in cash or by certified or official bank check, payable to the order of the Company) of the Exercise Price for the number of shares specified in such form and instruments of transfer, if appropriate, duly executed by the Holder or his, her or its duly authorized attorney. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant, together with a duly executed Warrant Exercise Form , a duly executed Shareholders Agreement and the Exercise Price, at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall, subject to compliance with any applicable securities laws, be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder.
          (d) In the event the Initial Holder commits a Key Default (as defined in the Guarantee Agreement), this Warrant shall be automatically cancelled, without any action required on the part of the Company or the Holder, and shall have no further force and effect.
          (e) During the period that this Warrant is exercisable in accordance with Sections 1(a) and 1(b) above and provided that (i) the Company’s Common Stock is publicly traded and (ii) the average reported weekly trading volume during the four weeks preceding the date of exercise is equal to or greater than 2,500,000, in lieu of exercising this Warrant by

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tendering cash pursuant to Section 3(c) above, the Holder of this Warrant may elect to receive, without the payment by the Holder of any additional consideration, shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the holder hereof a number of Shares computed using the following formula:

Y (A - B)
X	=	A
     Where:
     X = The number of shares to be issued to the Holder pursuant to this net exercise;
     Y = The number of shares in respect of which the net issue election is made;
     A = The fair market value of one share at the time the net issue election is made; and
     B = The Exercise Price (as adjusted to the date of the net issuance).
     For purposes of this paragraph 3(e), the “fair market value” of one share of Common Stock as of a particular date shall mean the closing price (or average of the closing “bid” and “asked” prices, as the case may be) on the applicable date (i.e. the date of exercise of Warrant) of the Common Stock as reported by Bloomberg L.P. on the applicable market upon which the Common Stock is traded.
     2. Reservation of Shares. The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, if necessary, will use its reasonable best efforts to amend its Articles of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Warrant.
     3. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but the Company shall issue one additional share of its Common Stock or Other Securities (as applicable) in lieu of each fraction of a share otherwise called for upon exercise of this Warrant.
     4. Transfer of Warrant.
          (a) Subject to compliance with any applicable federal and state securities laws, the conditions set forth in Sections 4(b) below and the provisions of Section 7 of this Warrant, this Warrant may be transferred by the Holder with respect to any or all of the shares purchasable hereunder. Upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, together with the Assignment Form, attached hereto as Exhibit C

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duly executed, the Transferor Representation Letter (as defined below) duly executed, the Transferee Representation Letter (as defined below) duly executed and funds sufficient to pay any transfer tax, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in the Assignment Form and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned. Thereafter, this Warrant shall promptly be cancelled. This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. Notwithstanding the foregoing, the Company shall not be required to issue a Warrant covering less than 1,000 shares of Common Stock.
          (b) Notwithstanding anything to the contrary set forth herein, no transfer of all or any portion of this Warrant shall be made except for transfers to the Company, unless:
               (x) if such transfer is made at any time prior to the One Year Exercise Date, the Holder and the proposed transferee each truthfully certify and provide to the Company a written representation letter (the “Transferor Representation Letter” and the “Transferee Representation Letter”, respectively) that such transfer is to either:
                    (A) a “Qualified Institutional Buyer” as such term is defined under Rule 144A of the Securities Act, attached hereto as Exhibit D;
                    (B) a “large institutional accredited investor” as such term is used in the Securities and Exchange Commission staff’s No-Action Letter dated February 28, 1992 to Squadron, Ellenoff, Pleasant & Lehrer, attached hereto as Exhibit E; or
                    (C) a person that is (1) an “accredited investor” within the meaning of Regulation D under the Securities Act (an “Accredited Investor”), (2) as of the Effective Date (as defined in the Guarantee Agreement) and the date of such transfer, is an executive officer of the Company or a member of the Company’s management; and (3) participated in assisting the Company structure the issuance of this Warrant to the (x) Guarantor (as defined in the Guarantee Agreement) and (y) any other persons receiving warrants in connection with their provision of a guaranty or letter of credit to secure the Bank of America Loan.
               (y) if such transfer is made at any time following the One Year Exercise Date, the Holder and the proposed transferee each truthfully certify and provide to the Company the Transferor Representation Letter and the Transferee Representation Letter, respectively that such transfer is to an Accredited Investor.

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     5. Anti-Dilution Provisions.
          5.1 Adjustment for Dividends in Other Securities, Property, Etc. In case at any time or from time to time after the Base Date the shareholders of the Company shall have received, or on or after the record date fixed for the determination of eligible shareholders, shall have become entitled to receive without payment therefor: (a) other or additional securities or property (other than cash) by way of dividend, (b) any cash paid or payable or (c) other or additional (or less) securities or property (including cash) by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar corporate rearrangement, then, and in each such case, the Holder of this Warrant, upon the exercise thereof as provided in Section 1, shall be entitled to receive the amount of securities and property (including cash in the cases referred to in clauses (b) and (c) above) which such Holder would hold on the date of such exercise if on the Base Date it had been the holder of record of the number of shares of Common Stock or Other Securities (as applicable) as constituted on the Base Date subscribed for upon such exercise as provided in Section 1 and had thereafter, during the period from the Base Date to and including the date of such exercise, retained such shares and/or all other additional (or less) securities and property (including cash in the cases referred to in clauses (b) and (c) above) receivable by it as aforesaid during such period, giving effect to all adjustments called for during such period by this Section 5.1 and Sections 5.2 and 5.3 below.
          5.2 Adjustment for Recapitalization. If the Company shall at any time subdivide its outstanding shares of Common Stock (or Other Securities at the time receivable upon the exercise of the Warrant), or if the Company shall declare a stock dividend or distribute shares of Common Stock (or Other Securities) to its shareholders, the number of shares of Common Stock (or Other Securities, as the case may be) subject to this Warrant immediately prior to such subdivision shall be proportionately increased and the Exercise Price shall be proportionately decreased, and if the Company shall at any time combine the outstanding shares of Common Stock, the number of shares of Common Stock or Other Securities subject to this Warrant immediately prior to such combination shall be proportionately decreased and the Exercise Price shall be proportionately increased. Any such adjustments pursuant to this Section 5.2 shall be effective at the close of business on the effective date of such subdivision or combination or if any adjustment is the result of a stock dividend or distribution then the effective date for such adjustment based thereon shall be the record date therefor.
          5.3 Adjustment for Reorganization, Consolidation, Merger, Etc. In case of any reorganization of the Company (or any other entity, the securities of which are at the time receivable on the exercise of this Warrant) after the Base Date or in case after such date the Company (or any such other entity) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, and in each such case, the Holder of this Warrant upon the exercise thereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of this Warrant prior to such consummation, the securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto; in each such case, the terms of this Warrant shall be applicable to the securities or property receivable upon the exercise of this Warrant after such consummation.

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          5.4 No Impairment. The Company will not, by amendment of its Articles of Incorporation (or the Shareholders Agreement) or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment. Without limiting the generality of the foregoing, while this Warrant is outstanding, the Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue or sell fully paid and non-assessable shares of capital stock upon the exercise of this Warrant.
          5.5 Certificate as to Adjustments. In each case of an adjustment in the number of shares of Warrant Stock or Other Securities receivable on the exercise of this Warrant, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate executed by an executive officer of the Company setting forth such adjustment and showing in detail the facts upon which such adjustment is based. The Company will forthwith mail a copy of each such certificate to the Holder.
          5.6 Notices of Record Date, Etc. In case:
          (a) the Company shall take a record of the holders of its Common Stock (or Other Securities at the time receivable upon the exercise of the Warrant) for the purpose of entitling them to receive any dividend (other than a cash dividend at the same rate as the rate of the last cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, or to receive any other right; or
          (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or
          (c) of any voluntary or involuntary dissolution, liquidation or winding up of the Company, then, and in each such case, the Company shall mail or cause to be mailed to the Holder of the Warrant at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, and the time, if any, which is to be fixed, as to which the holders of record of Common Stock (or such other securities at the time receivable upon the exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or such other securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up. Such notice shall be mailed at least twenty (20) days prior to the date therein specified and the Warrant may be exercised prior to said date during the term of the Warrant.

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     6. Legend. Unless the shares of Warrant Stock or Other Securities have been registered under the Securities Act, upon exercise of any of the Warrants and the issuance of any of the shares of Warrant Stock or Other Securities, all certificates representing such securities shall bear on the face thereof substantially the following legend:
“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Act”) and may not be sold or transferred in the absence of an effective registration statement under the Act or an opinion of counsel satisfactory to the Company that such registration is not required. The securities represented by this certificate are subject to certain restrictions and agreements contained in, that certain Warrant Agreement dated                     , 2007, by and between the original Holder and the Company and, may not be sold, assigned, transferred, encumbered, pledged or otherwise disposed of except upon compliance with the provisions of such Warrant Agreement. By the acceptance of the shares of capital stock evidenced by this certificate, the holder agrees to be bound by such Warrant Agreement and all amendments thereto. A copy of such Warrant Agreement has been filed at the office of the Company.
The securities represented by this certificate and the holder of such securities are subject to the terms and conditions (including, without limitation, voting agreements and restrictions on transfer) set forth in a Shareholders Agreement, dated as of                     , 200     , a copy of which may be obtained from the Company. No transfer of such securities will be made on the books of the Company unless accompanied by evidence of compliance with the terms of such agreement.”
     7. Lock-Up Agreement. The Holder hereby agrees that, during the period of duration (not to exceed one hundred eighty (180) days) specified by the Company and an underwriter of Common Stock or other securities of the Company in an agreement in connection with any initial public offering of the Company’s securities, following the effective date of the registration statement for a public offering of the Company’s securities filed under the Securities Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period, except Common Stock, if any, included in such registration; provided, that such “lock-up” period applicable to the Holder shall not be greater than the shortest lock-up period restricting any other shareholder of the Company executing lock-up agreements in connection with such registration.

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     8. No Voting Rights as a Shareholder. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company.
     9. Registration Under the Securities Act of 1933.
          9.1 Piggyback Registration. If at any time during the period commencing on the date that is six months following the closing date of an initial public offering of the Common Stock and ending on the Expiration Date, the Company proposes to register any shares of its Common Stock under the Securities Act on any form for registration thereunder (the “Registration Statement”) for its own account or the account of shareholders (other than a registration solely relating to (i) shares of Common Stock underlying a stock option, restricted stock, stock purchase or compensation or incentive plan or of stock issued or issuable pursuant to any such plan, or a dividend investment plan; (ii) a registration of securities proposed to be issued in exchange for securities or assets of, or in connection with a merger or consolidation with, another corporation or other entity; or (iii) a registration of securities proposed to be issued in exchange for other securities of the Company (collectively, an “Excluded Registration”)), it will at such time give prompt written notice to the Holder of its intention to do so (the “Section 9.1 Notice”). Upon the written request of the Holder given to the Company within ten (10) days after the giving of any Section 9.1 Notice setting forth the number of shares of Warrant Stock and/or Other Securities intended to be disposed of by the Holder and the intended method of disposition thereof, the Company will include or cause to be included in the Registration Statement the shares of Warrant Stock and/or Other Securities which the Holder has requested to register, to the extent provided in this Section 9 (a “Piggyback Registration”). Notwithstanding the foregoing, in the event that prior to the Six-Month Post-IPO Exercise Date, the Company agrees to (other than in an Excluded Registration) (i) register the resale of Common Stock then held by any other shareholder of the Company or (ii) register the issuance of Common Stock upon conversion of then outstanding securities, the Holder shall be similarly entitled to exercise the rights provided by this Section 9.1. Notwithstanding the foregoing, the Company may, at any time, withdraw or cease proceeding with any registration pursuant to this Section 9.1 if it shall at the same time withdraw or cease proceeding with the registration of all of the Common Stock originally proposed to be registered. The Company shall be obligated to file and cause the effectiveness of only one (1) Piggyback Registration. The shares of Warrant Stock and/or Other Securities subject to the piggyback registration rights set forth in the Section 9.1 Notice are referred to for purposes of this Section 9 as the “Registrable Shares”.
          9.2 Company Covenants. Whenever required under this Section 9 to include Registrable Shares in a Registration Statement, the Company shall, as expeditiously as reasonably possible:
          (i) Use its commercially reasonable efforts to cause such Registration Statement to become effective and cause such Registration Statement to remain effective until the earlier of the Holder having completed the distribution of all its Registrable Shares described in the Registration Statement or six (6) months from the effective date of the Registration Statement (or such later date by reason of suspensions the effectiveness as provided hereunder).

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The Company will also use its commercially reasonable efforts to, during the period that such Registration Statement is required to be maintained hereunder, file such post-effective amendments and supplements thereto as may be required by the Securities Act and the rules and regulations thereunder or otherwise to ensure that the Registration Statement does not contain any untrue statement of material fact or omit to state a fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they are made, not misleading; provided, however, that if applicable rules under the Securities Act governing the obligation to file a post-effective amendment permits, in lieu of filing a post-effective amendment that (i) includes any prospectus required by Section 10(a)(3) of the Securities Act or (ii) reflects facts or events representing a material or fundamental change in the information set forth in the Registration Statement, the Company may incorporate by reference information required to be included in (i) and (ii) above to the extent such information is contained in periodic reports filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) in the Registration Statement.
          (ii) Prepare and file with the Unites States Securities and Exchange Commission (the “SEC”) such amendments and supplements to such Registration Statement, and the prospectus used in connection with such Registration Statement, as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement.
          (iii) Furnish to the Holder such numbers of copies of a prospectus, including a preliminary prospectus as amended or supplemented from time to time, in conformity with the requirements of the Securities Act, and such other documents as it may reasonably request in order to facilitate the disposition of Registrable Shares owned by the Holder; provided that, in no event, shall the Company be required to incur printing expenses in excess of $1,000 in complying with its obligations under this Section 9.2(iii).
          (iv) Use its commercially reasonable efforts to register and qualify the securities covered by such Registration Statement under such other federal or state securities laws of such jurisdictions as shall be reasonably requested by the Holder; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.
          (v) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.
          (vi) Notify the Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, (a) when the Registration Statement or any post-effective amendment and supplement thereto has become effective; (b) of the issuance by the SEC of any stop order or the initiation of proceedings for that purpose (in which event the Company shall make use commercially reasonable efforts to obtain the withdrawal of any order

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suspending effectiveness of the Registration Statement. at the earliest possible time or prevent the entry thereof); (c) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose; and (d) of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.
          (vii) Cause all such Registrable Shares registered hereunder to be listed on each securities exchange or quotation service on which similar securities issued by the Company are then listed or quoted.
          (viii) Provide a transfer agent and registrar for all Registrable Shares registered pursuant hereunder and CUSIP number for all such Registrable Shares, in each case not later than the effective date of such registration.
          (ix) Use commercially reasonable effort to furnish, on the date that such Registrable Shares are delivered to the underwriters for sale, if such securities are being sold through underwriters, (a) an opinion, dated as of such date and addressed to the Holder, of the counsel representing the Company for the purposes of such resale registration, in form and substance as is customarily given by Company counsel to underwriters, if any, engaged by the Holder and (b) a letter, dated as of such date and addressed to the Holder, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters, if any, engaged by the Holder.
          9.3 Furnish Information. In connection with a registration in which the Holder is participating, such Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, the Holder shall provide, within ten (10) days of such request, such information related to such Holder as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act.
          9.4 Expenses of Company Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 9.1, including, without limitation, all registration, filing and qualification fees, printers’ and accounting fees and fees, disbursements of counsel for the Company and disbursements of counsel for the Holder up to $10,000 (the “Registration Expenses”) shall be borne by the Company.

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          9.5 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under Section 9.1 to include any of the Holder’s Registrable Shares in such underwriting unless the Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole and reasonable discretion will not materially jeopardize the success of the offering by the Company, and the Holder enters into such lock-up agreements as may be reasonably required of other selling shareholders in such Registration Statement. If the total amount of securities, including Registrable Shares, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole and reasonable discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Shares, which the underwriters determine in their sole and reasonable discretion will not materially jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders). For purposes of the preceding parenthetical concerning apportionment, for any selling shareholder who is a holder of Registrable Shares and is a partnership or corporation, the partners, retired partners and shareholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling shareholder”, and any pro-rata reduction with respect to such “selling shareholder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “selling shareholder”, as defined in this sentence.
          9.6 Indemnification. In the event that any Registrable Shares are included in a Registration Statement under this Section 9.
          (i) To the extent permitted by law, the Company will promptly indemnify and hold harmless the Holder, any underwriter (as defined in the Securities Act) for the Holder and each person, if any, who controls the Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, or any rule or regulation promulgated under the Securities Act, or the Exchange Act, and the Company will pay to the Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 9.6(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Holder, underwriter or controlling person.

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          (ii) To the extent permitted by law, the Holder will indemnify and hold harmless the Company, its directors, officers, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter, any other holder selling securities in such Registration Statement and any controlling person of any such underwriter or other holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Holder expressly for use in connection with such registration; and the Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 9.6(ii), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 9.6(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, further, that, in no event shall any indemnity under this Section 9.6(ii) exceed 20% of the cash value of the gross proceeds from the offering received by the Holder.
          (iii) Promptly after receipt by an indemnified party under this Section 9.6 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 9.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel selected by the indemnifying party and approved by the indemnified party (whose approval shall not be unreasonably withheld); provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 9.6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 9.6.

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          (iv) If the indemnification provided for in this Section 9.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.
          (v) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.
          (vi) The obligations of the Company and the Holder under this Section 9.6 shall survive the completion of any offering of Registrable Shares in a Registration Statement under this Section 9, and otherwise.
          9.7. Reports Under Securities Exchange Act of 1934. With a view to making available to the Holder the benefits of Rule 144 under the Securities Act (“Rule 144”) and any other rule or regulation of the SEC that may at any time permit the Holder to sell shares of the Company’s Common Stock to the public without registration, commencing immediately after the date on which a registration statement filed by the Company under the Securities Act becomes effective, the Company agrees to use its best efforts to:
          (i) make and keep public information available, as those terms are understood and defined in Rule 144;
          (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and
          (iii) furnish to the Holder, so long as the Holder owns any Registrable Shares, forthwith upon request (i) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (ii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

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          9.8. Permitted Transferees. The rights to cause the Company to register Registrable Shares granted to the Holder by the Company under this Section 9 may be assigned in full by a Holder in connection with a transfer by the Holder of its Registrable Shares if: (a) the Holder gives prior written notice to the Company; (b) such transferee agrees to comply with and be bound by the terms and provisions of this Agreement; (c) such transfer is otherwise in compliance with this Agreement and (d) such transfer is otherwise effected in accordance with applicable securities laws. Except as specifically permitted by this Section 9.8, the rights of a Holder with respect to Registrable Shares as set out herein shall not be transferable to any other person, and any attempted transfer shall cause all rights of the Holder therein to be forfeited.
          9.9 Termination of Registration Rights. The Holder shall no longer be entitled to exercise any registration rights provided for in Section 9.1 after such time at which all Registrable Shares held by the Holder can be sold in any three-month period without registration in compliance with Rule 144(k) of the Securities Act.
     10. Notices. All notices required hereunder shall be in writing and shall be deemed given when telegraphed, delivered personally or within two (2) days after mailing when mailed by certified or registered mail, return receipt requested, to the Company at its principal office, or to the Holder at the address set forth on the record books of the Company or at such other address of which the Company or the Holder has been advised by notice hereunder. A copy of any notices provided to the Company hereunder shall be concurrently provided to the Company’s legal counsel addressed to Hunton & Williams, LLP, Attn: David E. Wells, Esq., 1111 Brickell Avenue, Suite 2500, Miami, Florida 33131.
     11. Applicable Law. The Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Florida, without giving effect to the choice of law rules thereof.
     12. Modification of the Terms. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Holder and the Company.
     13. Venue. The parties irrevocably submit to the exclusive jurisdiction of the courts of State of Florida located in Broward County and federal courts of the United States for the Southern District of Florida in respect of the interpretation and of the provisions of this Agreement and in respect of the transactions contemplated hereby.
     14 Waiver of Jury Trial. THE COMPANY AND THE HOLDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS AGREEMENT. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY THE HOLDER AND THE COMPANY.
     15. Payment of Certain Taxes and Charges. The Company shall not be required to issue or deliver any certificate for shares of Common Stock or other securities upon the exercise of this Warrant or to register any transfer of this Warrant until any applicable transfer tax and any other taxes or governmental charges that the Company may be required by law to collect in respect of such exercise or transfer shall have been paid, such tax being payable by Holder at the time of surrender for the exercise or transfer.

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     16. Register. The Company or its stock transfer agent, if any, will maintain a register containing the name and address of the Holder of this Warrant and of the holders of other warrants of like tenor issued simultaneously hereunder. Any Holder may change its, his or her address as shown on the warrant register by written notice to the Company requesting such change. The Company may treat the Holder of this Warrant as the absolute owner hereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Warrant on the part of any other person.
     17. Specific Performance. The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Warrant were not performed in accordance with their specific terms or were otherwise breached. Accordingly, it is agreed that they shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Warrant and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction in the United States or any state thereof, in addition to any other remedy to which they may be entitled at law or equity.

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     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

BIOHEART, INC.
By:	/s/
Name:
Title:

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EXHIBIT A
WARRANT EXERCISE FORM
To: Bioheart, Inc.
ELECTION TO EXERCISE
     The undersigned hereby exercises its rights to purchase _________ shares of the Subject Shares covered by the within Warrant and tenders payment herewith in the amount of $____________ in accordance with the terms thereof, and requests that certificates for such securities be issued in the name of, and delivered to:

(Print Name, Address and Social Security or Tax Identification Number)
and, if such number of shares shall not be all the Subject Shares covered by the within Warrant, that a new Warrant for the balance of the Subject Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

Dated:	Name

(Print)

Address:

(Signature)

To: Bioheart, Inc.
NOTICE OF CASHLESS EXERCISE
(To be executed upon exercise of Warrant
pursuant to Section 1(e)
     The undersigned hereby irrevocably elects to exchange its Warrant for _____________ shares of the Subject Shares pursuant to the cashless exercise provisions of the within Warrant, as provided for in Section 1(e) of such Warrant, and requests that a certificate or certificates for the shares be issued in the name of and delivered to:

(Print Name, Address and Social Security or Tax Identification Number)
and, if such number of shares shall not be all the Subject Shares which the undersigned is entitled to purchase in accordance with the within Warrant, that a new Warrant for the balance of the Subject Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

Dated:	Name

(Print)

Address:

(Signature)

(Signature must conform in all respects to the name of the Holder as specified on the face of the Warrant)

Exhibit B
STOCKHOLDER AGREEMENT
BIOHEART, INC.
     STOCKHOLDER AGREEMENT (the “Agreement”), by and among BIOHEART, INC., a Florida corporation (“Bioheart” or the “Company”), HOWARD J. LEONHARDT (“HJL”), and the undersigned Stockholder of Bioheart (the “Stockholder”), effective as of the date of Bioheart’s signature below (the “Effective Date”).
RECITALS
     WHEREAS, HJL is the founder and Chief Executive Officer of Bioheart and, as of the date hereof, HJL owns a significant number of Bioheart’s outstanding shares of common stock, par value $.001 per share (the “Common Stock”);
     WHEREAS, the Stockholder understands and acknowledges that this Agreement is a material inducement to, and in consideration for, the shares of Common Stock to be issued and sold to the Stockholder pursuant to the Investment and Subscription Agreement between the Company and the Stockholder of even date herewith (the “Subscription Agreement”); and
     WHEREAS, the parties hereto desire to provide for the agreements contained herein, including without limitation those regarding restrictions on transfers of Common Stock and various other matters, and to provide for certain rights and obligations of the parties in respect thereof, all as hereinafter provided.
     NOW, THEREFORE, in consideration of the premises and of the terms and conditions contained herein, the parties hereto agree, intending to be legally bound, as follows:
DEFINITIONS
     1. As used herein, the term “Affiliate” means, with respect to any Person, any other Persons controlled by, controlling or under common control with such Person.
     2. As used herein, the term “Excluded Stock” means (i) the Reserved Options Shares (including issuance, award or grant thereof, the exercise thereof and or the vesting of or lapsing of restrictions thereto), (ii) securities issuable as a stock dividend or upon any subdivision of shares of Common Stock, provided that the securities issued pursuant to such stock dividend or subdivision are limited to additional shares of Common Stock, (iii) securities issuable pursuant to or otherwise sold in an Initial Public Offering or subsequent registered public offering, (iv) debt securities with no equity capital stock, or conversion to equity capital stock, provision, feature or right, (v) securities issued in connection with any loan or any equipment financing or leases (including securities issued in consideration of guarantees of such financing or leases) which are approved by the Company’s Board of Directors, provided that such securities are issued to one or more of the following or to affiliates of such persons: (a) any commercial lender or financial institution providing financing for such transaction, or (b) the party providing the equipment or lease, (vi) shares of Common Stock, or other securities (whether equity or debt, convertible or not, or otherwise) of the Company (or any subsidiary of the Company), issued in connection with acquisitions or strategic ventures, arrangements or alliances, and/or to vendors, customers, co-venturers or other persons in similar commercial or corporate partnering situations, in each case, where such issuance is approved by the Company’s Board of Directors and provided that such securities are issued to the seller in the case of an acquisition or to the parties constituting the strategic venture, arrangement or alliances, or to the vendors, customers, co-venturer or other persons in similar commercial corporate partnering situations, as the case may be, or to affiliates of such persons, and (vii) any securities issued pursuant to a “poison pill” rights plan adopted by the Company.
     3 As used herein , the terms “Initial Public Offering” or “IPO” means the Company’s initial underwritten public offering of shares of Common Stock or other securities pursuant to a registration statement under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”). The parties acknowledge and agree that although the Company may attempt to conduct one or more public offerings of Common Stock in the future, the decision to proceed with any public offering shall be made solely by the Company’s Board of Directors, the Company has no obligation to conduct any public offering, and there can be no assurance that a public offering will ever be attempted or consummated.
     4. As used herein, the term “Person” means an individual, corporation, partnership, joint venture, trust, unincorporated organization, government (or any department or agency thereof) or other entity.
     5. As used herein, the term “Reserved Option Shares” means shares of Common Stock awarded, issued or issuable, or options, warrants or rights to purchase such shares of Common Stock granted or grantable from time to time, to directors, officers or employees of, or consultants to, the Company pursuant to any restricted stock, stock purchase or option plan (or other similar equity-based compensation plan, scheme or arrangement), where such plan has been authorized, or such award, issuance or grant has been approved by the Company’s Board of Directors (or by a properly authorized committee of the Board).
ARTICLE I
     Section 1.1 Reconciliation with Prior Stockholders Agreements. Notwithstanding anything to the contrary in this Agreement, if the undersigned Stockholder is a party to any of the Prior Stockholders Agreements, it is hereby agreed that the provisions of this Agreement (and the rights and obligations hereunder) shall be limited, modified and/or interpreted as and to the extent necessary to resolve any conflict between the terms of this Agreement and such Prior Stockholders Agreement; it being agreed that any such limitation, modification or interpretation of the terms hereof and the determination of the existence of any such conflict shall be determined solely by the Company’s Board of Directors or Chief Executive Officer in good faith.
     Section 1.2 No Conflicting Agreements. The Stockholder shall not enter into any stockholder agreement or other agreements or arrangements of any kind with any Person with respect to the Common Stock or the Company that is inconsistent with, or that limits in any way the effectiveness or implementation of, the provisions of this Agreement, and the Stockholder represents and warrants to Bioheart that the Stockholder is not party to any such prohibited agreement or arrangement as of the time of this Agreement (other than, if applicable, a Prior Stockholders Agreement to which Section 1.1 hereof relates). The foregoing prohibition includes, but is not limited to, agreements or arrangements with respect to the acquisition or disposition of shares of Common Stock which is inconsistent with the provisions of this Agreement.

ARTICLE II
RESTRICTIONS ON TRANSFERS OF STOCK
     Section 2.1 General Provisions on Transfers
          (a) Prohibition on Transfers Generally. The Stockholder shall not at any time, directly or indirectly, sell, assign, gift, pledge, encumber or otherwise transfer any shares of Common Stock or any interest in or with respect to such shares (any such transaction, whether or not for consideration, or voluntary or involuntary, being referred to hereinafter as a “Transfer” and all Persons to whom a Transfer is made, regardless of the method of Transfer, shall be referred to collectively as “Transferees” and individually as a “Transferee”), unless such Transfer (A) is permitted under and made in accordance with Sections 2.3, 2.4, 2.5 or 2.6 hereof, or (B) is a Transfer to (i) Bioheart following Bioheart’s agreement to accept such Transfer, (ii) to HJL following HJL’s agreement to accept such Transfer, or (iii) to any other Person if in the case of this clause (iii) the proposed Transfer is expressly permitted by HJL in his discretion in writing (any such permitted transfer under this clause B is a “Section 2.1 Transfer”).
          (b) Recordation. Bioheart (or its transfer agent, if any) shall not be required to record upon its official stock books or records any Transfer of shares of Common Stock held or owned by the Stockholder or any other Person to any other Person or purported Transferee except Transfers in accordance with this Agreement.
          (c) Obligations of Transferees. No Transfer of shares of Common Stock by the Stockholder shall be permitted or effective unless the Transferee shall have executed an appropriate agreement and documents in form and substance satisfactory to Bioheart in its reasonable judgment confirming (i) that the Transferee takes such shares subject to all the terms and conditions of this Agreement and the Transferee agrees to be a party to this Agreement as a “Stockholder” hereunder and to comply with the obligations of a “Stockholder” under this Agreement and (ii) the transferee’s investment representations to Bioheart and related matters providing reasonable assurances that the transfer does not violate securities laws or this Agreement; except that the requirements of this paragraph (c) shall not apply to acquisitions of Common Stock by the Company or HJL and may be waived in whole or in part at the election of HJL in connection with Transfers under Sections 2.5 or 2.6 or a Transfer under clause B(iii) of Section 2.1(a).
     Section 2.2 Compliance with Securities Laws
     In addition to any other requirements of this Agreement, the Stockholder shall not Transfer any shares of Common Stock at any time, unless (a) the Transfer is pursuant to an effective registration statement under the Securities Act and in compliance with any other applicable federal securities laws and state securities or “blue sky” laws or (b) such Stockholder shall have furnished Bioheart with an opinion of counsel, which opinion and counsel shall be satisfactory to Bioheart in its reasonable judgment, to the effect that no such registration is required because of the availability of an exemption from registration under the Securities Act and under any applicable state securities or “blue sky” laws.
     Section 2.3 Permitted Transfers
          Section 2.3.1 Affiliate Transfers. The restrictions contained in Section 2.1(a) shall not apply to any Transfer of 100% of the Common Stock owned by the Stockholder to an Affiliate of the Stockholder that is not an individual. Any such Transferee must, as a condition to Transfer, agree to be bound by this Agreement as a Stockholder hereunder. In the event that any one or more parties other than the Person who is the Stockholder on the date of this Agreement (the “Original Stockholder”) becomes party to this Agreement (or counterpart to this Agreement) as the Stockholder hereunder, such parties shall have no rights under this Section 2.3.1. Notwithstanding the foregoing, no such Transfer may be affected under this Section 2.3.1 unless Bioheart is satisfied, in its reasonable discretion that the proposed Transferee is an Accredited Investor.
          Section 2.3.2 Transfers to Another Stockholder. The restrictions contained in Section 2.1(a) shall not apply to any Transfer by the Stockholder to any one of the other stockholders of Bioheart if the Transfer occurs more than 18 months after the time when the shares to be transferred were acquired by the transferring Stockholder; provided, however, that no more than one Transfer may be made by the Stockholder under this Section 2.3.2 in any 90-day period. Notwithstanding the foregoing, no such Transfer may be affected unless Bioheart is satisfied, in its reasonable discretion that the proposed Transferee is an Accredited Investor.
     Section 2.4 Transfers to Third Parties; Rights of First Offer After 3 Years or Upon Improper Transfer.
          Section 2.4.1 (a) Notice of Right of First Offer. From and after the third annual anniversary of the date of this Agreement, if the Stockholder (for purposes of this section, the “Selling Stockholder”) desires to make a bona fide offer and sale of any of its Common Stock to a third party (a “Proposed Transferee”) (other than a Section 2.1 Transfer or a Transfer pursuant to Section 2.3, 2.5 or 2.6), then the Selling Stockholder shall cause such offer to be reduced to writing and the Selling Stockholder shall deliver a Notice of Right of First Offer to the Company and HJL containing the following information:
     (i) the number of shares of Common Stock proposed to be so transferred (the “Offered Stock”) (it being agreed that the Offered Stock must constitute the entire legal and beneficial interest in whole shares of Stock, and not any lesser rights or interests therein or any fractional shares);
     (ii) the terms and conditions of the proposed transfer (the “Offered Terms”), which terms shall include (A) the price per share at which the Selling Stockholder desires to sell the Offered Stock, and the timing of such payment (which price shall be payable only in cash, unless the Company permits other consideration to be paid, which consideration shall be valued as determined by the Company’s board of directors) and (B) the identity (if known or then contemplated) of the proposed or potential transferee(s) of the Offered Stock (i.e., name, occupation and address); and
     (iii) an irrevocable affirmative offer made by the Selling Stockholder to transfer the Offered Stock to the Company and/or HJL in accordance with this Stockholder Agreement, at a price (the “Offer Price”) equal to the cash portion of the price included in the Offered Terms plus additional cash equal to the fair market value (as determined by the Company’s Board of Directors) of any non-cash consideration included in the Offered Terms as indicated in the Notice of Right of First Offer (i.e., the number of shares of Offered Stock multiplied by the per share price).
     The date that the Notice of Right of First Offer is first received by the Company shall constitute the “First Offer Notice Date”.
          (b) Right of First Offer to the Company. The Company shall have the exclusive, unconditional and irrevocable option to purchase and acquire from the Selling Stockholder all or any portion of the Offered Stock in its discretion, in accordance with the provisions of the Notice of Right of First Offer (other than the purchase price, which shall be payable in cash), for a period of thirty (30) days from the First Offer Notice Date, in accordance with the procedure described in this Section 2.4.1. The Selling Stockholder hereby irrevocably and unconditionally agrees to sell, transfer and convey the Offered Stock, and all of such stockholder’s right, title and interest in and to such stock, on the terms and conditions set forth in this Section 2.4.1 (including this subsection (b)). The Company will be entitled to give written notice (the “Company Exercise Notice”) to the Selling Stockholder and to HJL, within thirty (30) business days from the First Offer Notice Date, of such party’s election to acquire all or any portion of the Offered Stock. The Company Exercise Notice shall refer to the Notice of Right of First Offer and shall set forth the number of shares of Offered Stock sought to be acquired by the Company pursuant to the exercise of its first offer rights hereunder.
          (c) Second Priority Right of First Offer to HJL. In the event that the Company shall either (x) fail to deliver the Company Exercise Notice, properly and on a timely basis, as required in Section 2.4.1(b) hereof, or (y) deliver the Company Exercise Notice but shall elect to purchase less than all of the shares of Offered Stock, then HLJ shall have the exclusive, unconditional and irrevocable option to purchase and acquire the Remaining Offered Stock, in whole but not in part, in accordance with the provisions of the Notice of Right of First Offer (other than the purchase price, which shall be payable in cash), for a period of thirty (30) days from the First Offer Notice Date, in accordance with the procedure described in this Section 2.4.1. As used herein, the term “Remaining Offered Stock” shall mean, in the case of the event described in clause (x) of the immediately preceding sentence, all Offered Stock, and, in the case of the event described in clause (y) of the immediately preceding sentence, all shares of Offered Stock other than those shares with respect to which the Company exercised its right to purchase in the Company Exercise Notice). HJL will be entitled to give written notice (the “HJL Exercise Notice” and, generally, together with the Company Exercise Notice, the “Exercise Notice”) to the Selling Stockholder and the Company, within thirty (30) days from the First Offer Notice Date, of HJL’s election to acquire all of the Remaining Offered Stock in accordance with this Section 2.4.1(c). The HJL Exercise Notice shall refer to the Notice of Right of First Offer and shall set forth the number of shares of Remaining Offered Stock to be acquired by HJL pursuant to the exercise of its first offer rights hereunder.
          (d) Requirement to Purchase All Offered Stock. Notwithstanding the provisions of the preceding subsections 2.4.1(b) and 2.4.1(c), the option to purchase Common Stock described in the Notice of Right of First Offer may be exercised and the Closing (as hereinafter defined) on such purchase consummated only if HJL and/or the Company, alone or collectively, agree to purchase all of the Offered Stock pursuant to one or both of their respective Exercise Notices.
          (e) Closing and Tender Requirements. The consummation of any transfer to the Company or HJL required to be effected pursuant to this Section 2.4.1 shall constitute the “Closing”, and the time and date of such Closing shall constitute the “Closing Date”. The Closing shall be held at the principal office of the Company, at 10:00 a.m. on the fortieth (40th) day subsequent to the First Offer Notice Date (or such other date, time or place as mutually agreed upon by the parties to the transaction); subject, in any case, to extension until expiration or termination of any applicable regulatory waiting periods (including, without limitation, if applicable, pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) and satisfaction of all other applicable regulatory conditions. At the Closing, the Selling Stockholder shall present to the purchaser(s) (the Company and/or HJL, as the case may be) all certificates for the Offered Stock required to be sold in such transaction, in proper form for transfer, including signed endorsements or stock powers. The Offered Stock shall be transferred free and clear of all liens, security interests and encumbrances or adverse claims of any kind or character. At the Closing, the purchaser(s), upon receipt of proper tender of the Offered Stock, shall tender full payment of the Offer Price in conformity with the Offered Terms as set forth in the Notice of Right of First Offer. In addition, if the Person selling Common Stock is the personal representative of a deceased Stockholder, the personal representative shall also deliver to the purchaser or purchasers (i) copies of letters testamentary or letters of administration evidencing his appointment and qualification, (ii) a certificate issued by the Internal Revenue Service pursuant to Section 6325 of Internal Revenue Code of

1986, as amended (the “Code”), discharging the shares being sold from liens imposed by the Code (or, if it is impossible to obtain such certificate by the Closing Date, the sale of such Common Stock may be consummated and the proceeds placed in escrow pending receipt thereof) and (iii) an estate tax waiver issued by the state of the decedent’s domicile.
          (f) Permitted Transfer Following Expiration or Non-Exercise of Right(s) of First Offer. If the Company and HJL shall either (x) elect in writing not to exercise their Rights of First Offer under this Section 2.4 or (y) fail to deliver the Company Exercise Notice and/or the HJL Exercise Notice in satisfaction of paragraph (d) of this Section 2.4 within thirty (30) days after the First Offer Notice Date and in accordance with this Section 2.4, then all (and not less than all) of the Offered Stock may be sold by the Selling Stockholder, at any time during the ensuing sixty (60) days, at a price not less than the purchase price contained in the Offered Terms (as determined in accordance with paragraph (a) of this Section 2.4.1) and on material terms no more favorable in the aggregate to the purchaser than the Offered Terms as set forth in the Notice of Right of First Offer; provided, however, that the purchaser of such Stock, as a condition to the effectiveness of such transfer, must first execute a written acknowledgment and agreement, in form and substance reasonable satisfactory to the Company, that such purchaser is an Accredited Investor and has become a Stockholder and is a party to this Stockholder Agreement and that such purchaser agrees to be bound by the terms, restrictions, provisions and conditions set forth in this Stockholder Agreement (as such may be amended from time to time).
          Section 2.4.2 Improper Transfers; Right of First Offer Upon Improper Transfer. Absent the right to effect a Transfer of Common Stock pursuant to a Section 2.1 Transfer or a Transfer pursuant to Sections 2.3, 2.4, 2.5 or 2.6 hereof, any Transfer or purported Transfer of Common Stock by the Stockholder at any time during the term of this Stockholder Agreement, whether voluntary or involuntary, which is not in compliance with the terms and provisions of this Article 2, as determined in good faith by the Company’s Board of Directors (hereinafter, an “Improper Transfer”) shall be invalid, null, void and of no force or effect, and shall not be effected or permitted on the stock books and records of the Company, which constitute the definitive records regarding the issuance and transfer of Common Stock. In furtherance and not in limitation of the foregoing, promptly upon discovery of any such Improper Transfer or attempted Improper Transfer, the Company may in its discretion issue a Notice of Right of First Offer (with the date of such issue being deemed to be the “First Offer Notice Date” therefore) (hereinafter, the “Corporate Notice of Rights”), a copy of which shall be sent to the person attempting or purporting to make such Improper Transfer (the “Improper Transferor”) and to his or her intended transferee. The Improper Transferor shall comply with any requests for information that the Company shall make regarding such Improper Transfer. Upon the giving of the Corporate Notice of Rights, the time periods for the exercise of the Company’s and HJL’s purchase options specified in Section 2.4.1 (treating such Corporate Notice of Rights as if it were a “Notice of Right of First Offer” under Section 2.4.1) shall commence running, and the Company and HJL shall have such rights to purchase the shares subject to the Improper Transfer as provided in Section 2.4.1 above with respect thereto. The rights of the Company under this Section 2.4.2 shall be in addition to any rights, at law or in equity, which the Company may have in connection with any Improper Transfer. Notwithstanding any other provision of this Agreement, and whether or not the Company elects to give a Corporate Notice of Rights in connection with an Improper Transfer, the Company in its discretion may void and terminate any recordation of the Improper Transfer and may unilaterally cancel any stock certificates that may have been issued reflecting such Improper Transfer.
     Section 2.5 Tag-Along Rights for Stockholder
          Section 2.5.1 Tag-Along Notice. In the event that HJL proposes to sell all or a portion of the shares of Common Stock owned by him constituting twenty percent (20%) or more of the Company’s outstanding shares of Common Stock held by him on the date hereof (such shares to be sold, the “HJL Shares”) and such sale is proposed to occur prior to the Company’s IPO (a “Covered Transaction”), then HJL shall give written notice (the “Tag-Along Notice”) to the Stockholder prior to consummating such sale, stating HJL’s bona fide intention to make such sale, referring to this Section 2.5, specifying the number of shares of Common Stock proposed to be sold and specifying the bona fide per share price (the “Tag-Along Price”), and the material terms pursuant to which such sale is proposed to be made (together with the Tag-Along Price, the “Tag-Along Terms”), and specifying the name, address, and relationship, if any, to HJL of the proposed purchaser or transferee. Upon the request of the Stockholder, HJL shall promptly furnish such information as may be reasonably requested (to the extent such information is known to HJL) to establish that the offer and proposed transferee are bona fide. Notwithstanding the foregoing, the provisions of this Section 2.5 shall not apply to (i) a transfer by HJL to any Affiliate of HJL that agrees to be bound by the terms of this Agreement as a Stockholder hereunder or (ii) a transfer of Common Stock pursuant to a registration statement filed with the Securities and Exchange Commission.
          Section 2.5.2 Exercise of Tag-Along Option.
               (a) Option. The Stockholder shall have the option until the 15th day (the “Option Date”) following the date of the Tag-Along Notice to elect to participate in the Covered Transaction by selling a number of shares (the “Tag-Along Shares”) of Common Stock held by Stockholder equal to the product of (1) the quotient of (A) the aggregate number of shares of Common Stock proposed to be sold by HJL in the Covered Transaction divided by (B) the aggregate number of shares of Common Stock then owned by HJL, multiplied by (2) the number of shares of Common Stock then owned by the Stockholder, for the same Tag-Along Price and otherwise on the same Tag-Along Terms; provided, that in the event that the purchase price for the Common Stock to be sold by HJL consists in whole or in part of securities that are not issued in a transaction registered under the Securities Act, then the Stockholder shall not be entitled to any rights to sell Tag-Along Shares under this Section 2.5 unless the Stockholder is then an “Accredited Investor” (as defined in Rule 501 promulgated under the Securities Act) and Stockholder certifies in writing to Bioheart in form reasonable satisfactory to Bioheart that Stockholder is an “Accredited Investor”.
               (b) Failure to Exercise Option. If the Stockholder does not timely exercise its option to sell shares of Common Stock in the Covered Transaction by delivering written notice of such exercise (the “Exercise Notice”) to each of HJL and the Company prior to the Option Date, then HJL shall be free, for a period of 90 days following the Option Date, to sell the HJL Shares (or any portion of the HJL Shares that the proposed purchaser desires to purchase) to the proposed transferee, as long as all of the HJL Shares to be sold are sold on material terms no more favorable in the aggregate to the purchaser than the Tag-Along Terms; in which event the Stockholder shall not have any rights to participate in such sale under this Section 2.5.
               (c) Sale Agreement. If the Stockholder timely elects to sell Tag-Along Shares by delivering his Exercise Notice to each of HJL and the Company on or prior to the Option Date, then the Stockholder shall and does hereby agree to cooperate in consummating such a sale, including, without limitation, by becoming a party to the sales agreement for the Covered Transaction with respect to the Tag-Along Shares (or portion thereof) to be sold by the Stockholder, delivering at the consummation of such sale, stock certificates and other instruments for such Common Stock duly endorsed for transfer, free and clear of all liens and encumbrances, and voting or consenting in favor of such transaction (to the extent a vote or consent is required) and taking any other necessary or appropriate action in furtherance thereof, including the execution and delivery of any other appropriate agreements, certificates, instruments and other documents. In connection with such sale, the Stockholder may be required to make representations and indemnities to the buyer solely and in customary form with respect to the Stockholder and the Stockholder’s ownership of, and his authority and rights to sell, his Tag-Along Shares and shall have no obligation with respect to transaction expenses of or on behalf of HJL.
               (d) Limitations on Tag-A-Long Rights. Notwithstanding any other provision contained in this Agreement, there shall be no liability on the part of Bioheart or HJL to the Stockholder in the event that a Covered Transaction subject to this Section 2.5 is not consummated in full or at all for any reason whatsoever. The decision whether to propose or to consummate a Covered Transaction subject to this Section 2.5 shall be in the sole and absolute discretion of HJL. The Stockholder acknowledges that any proposed buyer in the Covered Transaction may choose not to consummate such transaction in whole or in part for any reason, including as a result of the terms of this Agreement or in the event that the Stockholder or any other party to the proposed transaction does not agree to the terms of such sale requested by the buyer. Stockholder also understands and agrees that a buyer may choose to purchase less than all of the shares proposed to be sold by HJL and the Stockholder (and any other Bioheart stockholders having applicable “tag-a-long” rights) in a Covered Transaction, in which case the number of Tag-Along Shares to be sold by the Stockholder shall be proportionately reduced.
     Section 2.6 Drag-Along Right of HJL
          Section 2.6.1 Exercise. If HJL, by himself or together with any one or more of his Affiliates and/or family members or trusts for the benefit of him and/or his family (HJL and such other sellers are referred to below as the “HJL Sellers”) propose to make a bona fide sale of shares constituting an aggregate of one-third (33 and 1/3 percent) or more of the Company’s outstanding shares of Common Stock to any proposed transferee not Affiliated with any of the HJL Sellers with respect to which a favorable opinion of a third party investment bank or valuation firm has been obtained by Bioheart with respect to the fairness, from a financial point of view, of the proposed transaction to the stockholders of Bioheart other than the HJL Sellers (the “Other Stockholders,” including the Stockholder party hereto), then HJL shall have the right (a “Drag-Along Right”), exercisable upon not less than 30 days’ prior written notice to the Stockholder (“Drag Notice”), to require the Stockholder to sell, and the Stockholder shall thereupon be required to sell, to the proposed transferee a number of shares (the “Drag-Along Shares”) of Common Stock held by the Stockholder equal to the product of (1) the quotient of (A) the aggregate number of shares of Common Stock to be sold by the HJL Sellers divided by (B) the aggregate number of shares of Common Stock then owned by the HJL Sellers times (2) the number of shares of Common Stock then owned by the Stockholder, on the same terms and conditions and at the same price per share (the “Drag-Along Price”) applicable to the HJL Sellers.
          Section 2.6.2 Sale Agreement. If the Stockholder is required to sell shares of Common Stock under this Section 2.6 (a “Drag-Along Seller”), the Stockholder agrees to cooperate in consummating such a sale, including, without limitation, by becoming a party to the sales agreement and all other appropriate related agreements, delivering at the consummation of such sale, stock certificates and other instruments for such shares of Common Stock duly endorsed for transfer, free and clear of all liens and encumbrances, and voting or consenting in favor of such transaction (to the extent a vote or consent is required) and taking any other necessary or appropriate action in furtherance thereof, including the execution and delivery of any other appropriate agreements, certificates, instruments and other documents (including documents for the sale or termination of Options if required). In connection with such sale, the Stockholder may be required to make representations and indemnities to the buyer solely and in customary form with respect to the Stockholder and the Stockholder’s ownership of, and his authority and rights to sell, his Drag-Along Shares and shall have no obligation with respect to any transaction expenses of or on behalf of the HJL Sellers.

          Section 2.6.3 No Liability. Notwithstanding any other provision contained in this Section 2.6, there shall be no liability on the part of Bioheart or any of the HJL Sellers in the event that the sale pursuant to this Section 2.6 is not consummated for any reason whatsoever. The decision whether to propose or to consummate a Transfer pursuant to this Section 2.6 shall be in the sole and absolute discretion of the HJL Sellers.
     Section 2.7 Restrictive Legends; Termination of Agreement.
          Section 2.7.1 Legends. Each outstanding certificate representing the Stockholder’s shares of Common Stock issued prior to the date when the applicable restrictions are terminated pursuant to Section 2.7.3, shall bear endorsements reading substantially as follows:
               (a) The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state and may not be transferred, sold or otherwise disposed of except while such a registration is in effect or pursuant to an exemption from registration under said Act and applicable state securities laws confirmed to the issuer by an opinion (reasonably satisfactory to the issuer) of counsel (reasonably satisfactory to the issuer).
               (b) The securities represented by this certificate and the holder of such securities are subject to the terms and conditions (including, without limitation, voting agreements and restrictions on transfer) set forth in a Stockholder Agreement, dated as of ______________, 2006, a copy of which may be obtained from the issuer of this security. No transfer of such securities will be made on the books of the issuer unless accompanied by evidence of compliance with the terms of such agreement.
          Section 2.7.2 Copy of Agreement. A copy of this Agreement shall be filed with the corporate secretary of Bioheart and kept with the records of Bioheart.
          Section 2.7.3 Termination of Agreement.
               (a) Article I and Article II of this Agreement shall terminate when and if the Company’s IPO is consummated.
               (b) This entire Agreement (other than Section 2.2 and Section 2.7.4) shall terminate upon the first to occur of (i) the tenth (10th) annual anniversary of the date of the Agreement, (ii) upon such time when HJL (together with his family members and trusts for the benefit of him and/or his family members) and the Stockholders (including the Stockholder party hereto) who are party to this form of Stockholder Agreement in connection with the Offering contemplated by the Subscription Agreement (the “Stockholder Parties”) hold in the aggregate less than twenty five percent (25%) of the outstanding shares of Common Stock, (iii) upon the conclusion of the complete liquidation and dissolution of the Company, (iv) upon the approval of termination of this Agreement by HJL and the holders of not less than fifty percent of the aggregate number of shares of Common Stock then held by the Stockholder Parties, or (v) upon consummation of a reorganization, merger, or consolidation of, or any sale, transfer, conveyance or disposition of all or substantially all of the assets of, the Company or other form of corporate transaction, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation, sale of assets or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged, consolidated or asset-acquiring company’s then outstanding voting securities.

               (c) Nothing contained in this Section 2.7.3 shall affect or impair any rights or obligations arising under this Agreement prior to the time of, or in connection with, the termination of this Agreement. Subject to the foregoing sentence and Section 3.3 hereof, the Stockholder shall cease to be bound by this Agreement as a “Stockholder” hereunder from and after the time that such Stockholder ceases to own any Common Stock or any rights, warrants or options to purchase or exercisable for or convertible into shares of Common Stock (but only if all such Stockholder’s Common Stock is transferred or otherwise disposed of by such Stockholder as permitted and in accordance with this Stockholder Agreement).
          Section 2.7.4 Removal of Legends on Stock Certificates. The legend required pursuant to Section 2.7.1(a) shall cease to be required as to any particular shares of Common Stock (a) when, in the opinion of counsel for Bioheart, such restriction is no longer required in order to assure compliance with the Securities Act or (b) when such shares shall have been effectively registered and sold under the Securities Act. Bioheart or Bioheart’s counsel, at their election, may request from the Stockholder a certificate or an opinion of such Stockholder’s counsel with respect to any relevant matters in connection with the removal of the endorsement set forth in Section 2.7.1(a) from such Stockholder’s stock certificates, any such certificate or opinion of counsel to be reasonably satisfactory to Bioheart and its counsel.
     The legend referred to in Section 2.7.1(b) shall cease to be required as to any particular shares of Common Stock when, in the opinion of counsel for Bioheart, the provisions of this Agreement are no longer applicable to such shares and their Stockholder, in which event the holder of such shares shall be entitled to receive from Bioheart, new certificates for a like number of shares of Common Stock not bearing the relevant terminated legend.
ARTICLE III
OTHER AGREEMENTS
     Section 3.1 IPO Lockup Agreement
     The Stockholder shall comply with and agree to any customary form of “lock-up” agreement (meaning an agreement not to sell or engage in certain specified transactions regarding Common Stock or other Company securities for a period of time in connection with a public offering) that is requested by the underwriters managing the Company’s IPO if the term of such lock-up agreement is not more than 180 days and HJL also agrees to the terms of such lock-up agreement; and the Stockholder agrees to execute and deliver such form of lock-up agreement.
     Section 3.2 Specific Performance; Injunction
     The parties hereto acknowledge that the rights and obligations under this Agreement are unique, valuable and bargained for, and that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled (to the fullest extent permitted by law) to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement, and to obtain injunction against violation of this Agreement, without the need to post or obtain any bond or similar requirement. Further, the Company may refuse to transfer on its books record ownership of Common Stock which has been sold or transferred in violation of this Agreement or to recognize any transferee as one of the Company’s shareholders for any purpose (including without limitation, for purposes of dividend and voting rights) until all applicable provisions of this Agreement have been complied with in full. All remedies provided by this Agreement are in addition to other remedies provided by law.

     Section 3.3 Recapitalizations and Exchanges Affecting Common Stock
     The provisions of this Agreement shall apply, to the full extent set forth herein with respect to Common Stock, to any and all shares of capital stock or equity securities of Bioheart or any successor or assign of Bioheart (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution of, the Common Stock, or which may be issued by reason of any stock dividend, stock split, reverse stock split, combination, recapitalization, reclassification or otherwise. Upon the occurrence of any of such events, numbers of shares and amounts hereunder shall be appropriately adjusted.
     Section 3.4 Indemnification
     The Company shall not amend the indemnification provisions of the Company’s Articles of Incorporation (as amended, the “Articles”) or Bylaws to eliminate or reduce the indemnification provided therein for the Company’s directors and officers. The Company may in its discretion also enter into separate indemnification agreements with its officers and directors.
     Section 3.5 No Right of Employment or Participation in Management
     No Stockholder shall have any right of employment or other employee benefits, or any right to be a Director or officer of the Company or otherwise participate in the management of the Company in any manner or respect, solely as a consequence of owning Common Stock in the Company.
     Section 3.6 Stockholder Indemnification. The Stockholder agrees to indemnify the Company and its officers, directors and controlling persons against any and all losses, claims, damages, expenses or liabilities to which the Company and such Persons may become subject under any federal or state securities law, at common law, or otherwise, insofar as such losses, claims, damages, expenses or liabilities arise out of or are based upon (1) any transfer of any shares of Common Stock or other securities of the Company by such Stockholder in violation of the Securities Act or the Securities Exchange of 1934, as amended, the rules and regulations promulgated thereunder, or other applicable securities laws, or (2) any untrue statement of a material fact in connection with such Stockholder’s representations pursuant to this Stockholder Agreement or in connection with such Stockholder’s acquisition of Common Stock or with respect to the facts and representations supplied to counsel to the Company or to Stockholder’s counsel upon which its opinion as to a proposed transfer by the Stockholder was based.
     Section 3.7 Failure to Deliver Stock. If the Stockholder (or any personal representative, administrator, executor or other attorney or representative of, or authorized holder on behalf of, the Stockholder) who is obligated to sell or deliver shares of Stock (or the certificates representing such Stock) of the Company hereunder shall fail to sell or deliver such Stock (or certificates) on the terms and in accordance with the provisions of this Stockholder Agreement (hereinafter, a “Defaulting Stockholder”), and such failure shall continue for a period of fifteen (15) days after notice from the Company to such Defaulting Stockholder, then, upon approval by the Board of Directors of the Company, the sale and delivery of such Stock (and such certificates) shall nonetheless be deemed conclusively and for all purposes to have been effected and perfected as required pursuant to this Agreement, and the Company (on behalf of itself, or the designated party entitled to effect the purchase hereunder), in addition to all other remedies it may have, shall be authorized to (i) transmit to such obligated party, by registered mail, return receipt requested, the purchase price for such Stock (if any), on the terms provided for in this Stockholder Agreement, and (ii) upon written notice to the Stockholder, cancel on the Company’s stock books and ledger the certificates representing the Stock so to be purchased. Upon any such action, which if taken by the Company shall be binding and conclusive on all parties, all of the Defaulting Stockholder’s rights in and to such Stock shall cease and terminate.

     Section 3.8 Business Days. Whenever the terms of this Stockholder Agreement call for the performance of a specific act on a specified date, which date falls on a Saturday, Sunday or legal (banking) holiday in the State of Florida, the date for the performance of such act shall be postponed to the next succeeding regular business day following such Saturday, Sunday or legal (banking) holiday.
Section 3.9 Void Transfers in Violation of Agreement. Any attempt by the Stockholder to transfer any Common Stock in violation of any applicable provision of this Agreement will be void. The Company will not be required (i) to transfer on its books any Common Stock that has been sold, given as a gift or otherwise transferred in violation of this Agreement, or (ii) to treat as owner of such Common Stock, or to accord the right to vote or pay dividends to any purchaser, donee or other transferee to whom such Common Stock may have been so transferred.
ARTICLE IV
PREEMPTIVE PURCHAE RIGHTS IN CETAIN SUBSEQUENT FINANCING TRANSACTIONS
     Section 4.1 Exchange Right for Stock in Certain Subsequent Equity Financings. In the event of the issuance and sale by the Company for cash of shares of any class or series of the Company’s authorized stock (other than Excluded Stock), including, but not limited to, those shares which are convertible into shares of Common Stock (which sale may or may not also include the issuance and sale of shares of Common stock or other securities) during the period commencing on the Effective Date and terminating one hundred and eighty days thereafter (a “Triggering Sale”), the Company shall give written notice of such Triggering Sale to the Stockholder, which notice shall describe the securities proposed to be issued by the Company in such transaction (the “Included Securities”), and the number, price and payment terms therefore. The Stockholder shall have the right, for a period of fifteen (15) days following the date of receipt of such notice, to agree irrevocably and in writing to purchase, at the same price and on the same terms and conditions (except for the form of payment, which shall be in Shares as provided in the next succeeding sentence) as in the Triggering Sale, that number (the “Required Number”) of Included Securities which is equal to the quotient of (a) the product of the number of shares purchased by the Stockholder pursuant to the Subscription Agreement (the “Payment Shares”) multiplied by $4.75 (as adjusted for stock splits and similar events as provided in this paragraph below), divided by (b) the purchase price per share (or other unit, as the case may be) of the securities constituting the Included Securities. In lieu of using cash as purchase price consideration for the purchase of Included Securities in the connection with exercising any purchase right under this Section 4.1, the Stockholder shall use its Payment Shares, properly tendered and endorsed for transfer to the Company, as purchase currency and consideration (the “Value Per Share”), which Payment Shares shall, upon the closing of such purchase, be transferred by the Stockholder to the Company free and clear of all liens, security interests and encumbrances or adverse claims of any kind or character other than restrictions under applicable securities laws. The Stockholder may agree to purchase all (but not less than all) of the Required Number of Included Securities, by written notice thereof — which shall constitute an irrevocable offer to purchase — given by him or it to the Company prior to the expiration of the aforesaid fifteen (15) day period, in which event the Company shall sell, and such stockholder shall buy, at the closing of the Triggering Sale or on a date specified by the Company within a reasonable period of time (not to exceed fifteen (15) days) after such closing, upon the terms and conditions specified in the Triggering Sale (except with respect to the purchase consideration, which shall be paid by the Stockholder’s delivery and transfer to the Company of all the Payment Shares as provided in the Section), all of the Required Number of Included Securities, which delivery and transfer shall include the Stockholder’s delivery of stock certificates and other appropriate instruments of transfer for the Payment Shares, duly endorsed for transfer, so as to effect the transfer of the Payment Shares to the Company free and clear of all liens and encumbrances other than restrictions under applicable securities laws. The $4.75 Value Per Share Specified above relates to the Shares as constituted on the date of this Agreement (and following the closing of the Subscription

Agreement, which is being effected at a price of $4.75 per share), which Value Per Share shall be adjusted appropriately (and without duplication of any other adjustment required hereunder or otherwise) to reflect the effect of any stock split, stock dividend, combination, reclassification or similar event or transaction, and any such adjustment made in good faith by the Company’s Board of Directors in accordance with the foregoing shall be binding on Stockholders.
     Notwithstanding anything to the contrary in this Agreement, upon the consummation of the Stockholder’s purchase of Included Securities under this Section 4.1 (including without limitation the Stockholder’s execution and delivery of the required agreements and insturments in connection therewith which shall provide rights equivalent to those of the purchasers of Included Securities (the “Section 4.1 Agreements”)), the Stockholder and the Stockholder’s Common Stock and other securities of the Company which were subject to this Agreement prior to such purchases under Section 4.1 together shall continue to be subject to and bound by this Agreement following such purchase as applicable pursuant to the terms hereof; provided, however, that it is hereby further agreed that if the provisions of this Agreement (upon application of this paragraph) conflict with the terms of the Section 4.1 Agreements, then this Agreement and/or the Section 4.1 Agreements shall be limited, modified and/or interpreted as and to the extent necessary, permissable and/or appropriate to resolve any such conflict; it being agreed that any such limitation, modification or interpretation of the terms hereof or thereof and the determination of the existence of any such conflict shall be determined solely by the Company’s Board of Directors in good faith.
     Section 4.2 Provisions of General Application. Notwithsatanding any term or provision of this Agreement ot the contrary, no purchase or acquisition rights are provided or available under this Article IV with regard to grants, issuances or slaes of Excluded Stock.
     Section 4.3 Termination. Notwithstanding any other term or provisons of this Agreement, the terms and provisons of this Article IV (ant the rights and obligations provided hereunder) shall terminate, and become null, void and of no further forece or effect, upon the earlier of (i) termination of this Article IV or this Agreement as provided in Article III, or (ii) in the event that the Stockholder ceases to own at least fifty percent (50%) of the Shares acquired under the Subscription Agreement or (iii) one hundred and eighty (180) days after the Effective Date.
ARTICLE V
VOTING
Section 5.1 Covenant to Vote
     Each of the Stockholders who owns or holds Common Stock entitled to vote on stockholder matters shall appear in person or by proxy at any annual or special meeting of stockholders of Bioheart for the purpose of obtaining a quorum and shall vote the shares of Common Stock entitled to vote on stockholder matters owned by such Stockholder, either in person or by proxy, at any annual or special meeting of stockholders of Bioheart, or shall so act by consensual action of stockholders (i.e., action by written consent as permitted by law); and (A) if the vote is called for the purpose of voting on the election or removal of directors, then each Stockholder shall vote (or act by consensual action) in favor of (i) the election of the “Bioheart Nominees” (as defined below) as the directors constituting the Board of Directors of Bioheart and (ii) the removal of directors of Bioheart who are “Bioheart Removal Candidates” (as defined below), and (B) if the vote is called for the purpose of voting on any matter that is subject to a “Bioheart Vote Recommendation” (as defined below) each Stockholder shall vote (or act by consensual action) in accordance with the applicable Bioheart Vote Recommendation (i.e., the Stockholder shall vote “For” or “Against” or otherwise in the manner directed by the Bioheart Vote

Recommendation). In addition, each Stockholder who holds Common Stock entitled to vote on stockholder matters shall appear in person or by proxy at any annual or special meeting of stockholders for the purpose of obtaining a quorum and shall vote the shares of Common Stock entitled to vote on stockholder matters owned by such Stockholder, either in person or by proxy, upon any matter submitted to a vote of the stockholders of Bioheart, or shall so act by consensual action of stockholders, in a manner so as to be consistent and not in conflict with, and to implement and effect, the terms of this Agreement. The terms “Bioheart Nominees”, “Bioheart Removal Candidates” and “Bioheart Vote Recommendation” shall mean such director nominees, such directors to be removed, and such vote recommendations, respectively, as determined by HJL in his discretion so long as HJL (together with his wife and any trusts for the benefit of him and/or his family members) hold in the aggregate Twenty Five Percent (25%) or more of Bioheart’s outstanding shares of Common Stock (or otherwise hold Bioheart securities having Twenty Five Percent (25%) or more of the combined voting power of Bioheart’s outstanding securities).
     Section 5.2 No Other Voting or Conflicting Agreements
     No Stockholder shall grant any proxy (except as provided in Section 5.3 below) or enter into or agree to be bound by any voting trust with respect to the Common Stock nor shall any Stockholder enter into any stockholder agreement or other agreements or arrangements of any kind with any Person with respect to the Common Stock or the Company that is inconsistent with, or that limits in any way the effectiveness or implementation of, the provisions of this Agreement (whether or not such agreements and arrangements are with other Stockholders or holders of Common Stock or other Persons that are not parties to this Agreement), and each Stockholder represents and warrants to Bioheart that no such prohibited agreement or arrangement with respect to such Stockholder exists as of the time such Stockholder became a party to this Agreement. The foregoing prohibition includes, but is not limited to, agreements or arrangements with respect to the acquisition, disposition or voting of (or providing a consent with respect to) shares of Common Stock inconsistent with the provisions of this Agreement. No Stockholder shall act, for any reason, on such Stockholder’s own behalf or as a member of a group or in concert with any other Persons in connection with the acquisition, disposition or voting of shares of Common Stock, or otherwise in any manner, which is inconsistent with the provisions of this Agreement.
     Section 5.3 Grant of Proxy; Corporate Governance Matters.
          Section 5.3.1 Irrevocable Proxy. Each Stockholder hereby irrevocably constitutes and appoints the “Proxy” (as defined below) as such Stockholder’s proxy, with full right and power to vote all of such Stockholder’s shares of Common Stock, in accordance with any vote of such shares required under Article V of this Agreement with respect to any Bioheart Nominees, Bioheart Removal Candidates or any Bioheart Vote Recommendation. The term “Proxy” means HJL (and/or any other individual selected by HJL, or designated as attorney-in-fact by HJL, to be Proxy in connection with a particular vote). The proxy granted hereby shall remain in effect for so long as and at all times that the provisions of Section 5.1 of this Agreement shall remain in effect and shall terminate immediately and automatically only upon the termination of Section 5.1 of this Agreement (or termination of this Article V) in accordance with the provisions hereof. The proxy granted hereby is irrevocable and is coupled with an interest, as provided in Section 607.0722(5) of the Florida Business Corporation Act.

          Section 5.3.2 Scope of Agreement. This Agreement shall govern the vote of each Stockholder’s shares of Common Stock to the extent provided herein, whether the vote is made by the Proxy or by the Stockholder or any other Person, with respect to any and all matters voted upon by shareholders of the Company, whether at a meeting or pursuant to written consent or otherwise, including, but not limited to the following (the following enumeration does not mean that the items must or will be submitted to a vote of the shareholders or that a shareholder vote is required in connection with such items):
          (i) any change in the authorized capital stock or capital structure of the Company, including the creation of any additional class of shares or the increase of the number of authorized shares of any class;
          (ii) any amendment of the Company’s Articles of Incorporation or bylaws;
          (iii) any merger, share exchange, sale of all or substantially all of the assets or dissolution of the Company;
          (iv) the election of the Company’s Board of Directors;
          (v) any change in the number of directors fixed to serve on the Company’s Board of Directors; and
          (vi) to the extent a shareholder vote is otherwise required, the establishment of restricted stock, stock option or similar plans, or the issuance by the Company of shares of Common Stock, whether in connection with acquisitions, strategic relationships or otherwise.
          Unless terminated as hereinafter provided, this Agreement shall remain in effect without regard to any action taken by shareholders of the Company.
          Section 5.3.3 Voting of Shares by Proxy. Each Stockholder and the Company agrees and covenants that at any meeting of shareholders of the Company and/or in connection with any corporate action by the shareholders of the Company as to which the Proxy is authorized to vote under Section 5.3.1, all of such Stockholder’s shares of Common Stock (whether now owned or hereafter acquired) shall be voted by the Proxy in the manner and to the effect as required under Section 5.1 hereof, unless such Stockholder otherwise votes its shares of Common Stock in the manner as required under Section 5.1.
          Section 5.3.4 Limitation of Proxy’s Liability. The Proxy shall not incur any liability or responsibility by reason of any error of judgment, mistake of law or other mistake, or for any act or omission of any agent or attorney, or for any misconstruction of this Agreement, or for any action of any kind taken or omitted hereunder or believed by him to be in accordance with the provisions and intents hereof, except for his own individual intentional misconduct in bad faith.

ARTICLE VI
MISCELLANEOUS
     Section 6.1 Notices
     All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, on the date of transmittal of services via facsimile or telecopy to the party to whom notice is to be given (if receipt is orally confirmed by phone and a confirming copy delivered thereafter in accordance with this Section), or on the fifth day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, or via a nationally recognized overnight courier providing a receipt for delivery and properly addressed as set forth on the signature pages to this Agreement, as the case may be. Any party may change its address for purposes of this paragraph by giving notice of the new address to each of the other parties in the manner set forth above.
     Section 6.2 Successors and Assigns
     This Agreement shall be binding upon and shall inure to the benefit of the parties, and their respective successors and assigns. If the Stockholder or any Affiliate thereof or any Transferee of the Stockholder shall acquire any shares of Common Stock in any manner, whether by operation of law or otherwise, such shares and such transferee shall be held subject to all of the terms of this Agreement and by taking and holding such shares such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, except in the case of a Stockholder’s Transfer for which the Transferee is not required to take shares subject to this Agreement as expressly provided in Section 2.1(c) hereof.
     Section 6.3 Governing Law
     This Agreement shall be governed and construed and enforced in accordance with the laws of the State of Florida, without regard to the principles of conflicts of law thereof.
     Section 6.4 Descriptive Headings, Etc.
     The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein. Unless the context of this Agreement otherwise requires, references to “hereof,” “herein,” “hereby,” “hereunder” and similar terms shall refer to this entire Agreement.
     Section 6.5 Amendment; Waiver
     Except as specifically provided otherwise herein (including without limitation Section 2.7.3 hereof), this Agreement may not be amended or supplemented or terminated except by an instrument in writing signed by each of (i) Bioheart, (ii) HJL (but only if he is a party to this Agreement at such time) and (iii) either the Stockholder, or by such Stockholder Parties holding not less than fifty percent of the aggregate number of shares of Common Stock then held by the Stockholder Parties. HJL is not a “Stockholder” under this Agreement. The foregoing notwithstanding, Bioheart, without the consent of any other party hereto, may in its discretion amend the signature pages hereto in order to add any holder of Bioheart Common Stock or other Bioheart securities as a party hereto in the capacity of a Stockholder hereunder if such person is required to become a party hereto under the terms of this Agreement.
     Except as expressly provided herein neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that any amendments or terminations of this Agreement effected in accordance with the foregoing paragraph of this Section 5.5 shall be binding upon all parties hereto, including those not signing such amendment or termination.

     No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly so provided.
     Section 6.6 Severability
     If any term or provision of this Agreement shall to any extent be held to be invalid or unenforceable under applicable law by a court of competent jurisdiction, the remainder of this Agreement shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. Upon the determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect their original intent as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible, but in any event this Agreement shall be construed to give effect to the purposes and intents indicated herein to the fullest practicable extent, whether or not the parties are able to determine such modification to this Agreement.
     Section 6.7 Further Assurances
     The parties hereto shall from time to time execute and deliver all such further documents and do all acts and things as the other party may reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement, including, without limitation, to the extent necessary or appropriate or requested by Bioheart, using all reasonable efforts to cause the amendment of the Articles of Incorporation or the ByLaws of Bioheart in order to provide for the enforcement of this Agreement in accordance with its terms.
     Section 6.8 Entire Agreement; Counterparts
     This Agreement represents the complete agreement among the parties hereto with respect to the transactions contemplated hereby and supersedes all prior written or oral agreements and understandings. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.
     Section 6.9 No Third Party Beneficiaries
     The provisions of this Agreement shall be only for the benefit of the parties to this Agreement, and no other Person shall have any third party beneficiary or other right hereunder.
     Section 6.10 Pronouns.
     Whenever the context of this Agreement permits, the masculine or neuter gender shall include the feminine, masculine and neuter genders, and any reference to the singular or plural shall be interchangeable with the other.
     Section 6.11 Dispute Resolution
     If two or more parties should have a material dispute arising out of or relating to this Agreement or the parties’ respective rights and duties hereunder, then the parties will resolve such dispute in the following manner: (i) any party may at any time deliver to the other parties to the dispute a written dispute notice setting forth a brief description of the issue for which such notice initiates the dispute resolution mechanism contemplated by this Section 5.11; (ii) during the forty-five (45) day period following the delivery of the notice described in the foregoing clause (i) above, appropriate representatives of the various parties will meet and seek to resolve the disputed issue through negotiation, (iii) if representatives of the parties are unable to resolve the disputed issue through negotiation, then within thirty (30) days after the period described in the foregoing clause (ii) above, the parties will refer the issue (to the exclusion of a court of law) to final and binding arbitration in Broward County, Florida, in accordance with the then existing rules (the “Rules”) of the American Arbitration Association (“AAA”), and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof; provided, however, that the law applicable to any controversy shall be the law of the State of Florida, regardless of principles of conflicts of laws. In any arbitration pursuant to this Agreement, (i) discovery shall be allowed and governed by the Florida Code of Civil Procedure and (ii) the award or decision shall be rendered by a majority of the members of a Board of Arbitration consisting of three (3) members, one of whom shall be appointed by each of the respective parties and the third of whom shall be the chairman of the panel and be appointed by mutual agreement of said two party-appointed arbitrators. In the event of failure of said two arbitrators to agree within sixty (60) days after the commencement of the arbitration proceeding upon the appointment of the third arbitrator, the third arbitrator shall be appointed by the AAA in accordance with the Rules. In the event that either party shall fail to appoint an arbitrator within thirty (30) days after the commencement of the arbitration proceedings, such arbitrator and the third arbitrator shall be appointed by the AAA in accordance with the Rules. Nothing set forth above shall be interpreted to prevent the parties from agreeing in writing to submit any dispute to a single arbitrator in lieu of a three (3) member Board of Arbitration or to submit the dispute to any state or federal court of proper jurisdiction. Upon the completion of the selection of the Board of Arbitration (or if the parties agree otherwise in writing, a single arbitrator), an award or decision shall be rendered within no more than forty-five (45) days. Notwithstanding the foregoing, the request by either party for specific performance or preliminary or permanent injunctive relief, whether prohibitive or mandatory, shall not be subject to mandatory arbitration under this Section 5.11 and may be adjudicated only by the courts of the State of Florida or the U.S. District Court in Florida which are located in Broward County, Florida.
[signatures on following page]

     IN WITNESS WHEREOF, the parties below have caused this Stockholder Agreement to be duly executed as of the respective date(s) set forth below.

BIOHEART, INC.
By:
	Name:	Howard J. Leonhardt
	Title:	Chief Executive Officer

Address: 13794 NW 4th Street
Suite 212
Sunrise, Florida 33325
Dated: _______________________, 2006

HOWARD J. LEONHARDT, Individually
Address:	3425 Stallion Lane
Weston, Florida 33331

[Stockholder’s signature is on the following page]

THIS PAGE INTENTIONALLY LEFT BLANK

STOCKHOLDER’S SIGNATURE PAGE
Bioheart, Inc. Stockholder Agreement
     This is the signature page to the STOCKHOLDER AGREEMENT by and among the undersigned STOCKHOLDER(s), BIOHEART, INC., a Florida corporation, and HOWARD J. LEONHARDT, and each person signing this page as a Stockholder below intends to be legally bound by such Stockholder Agreement as the “Stockholder” thereunder.

STOCKHOLDER(s):

Print Name of Stockholder

Print Name of Joint Stockholder (if any)

X

Signature of Stockholder

X

Signature of Joint Stockholder (if any)

Capacity of Signatory (if Stockholder is not an Individual) (the Signatory confirms that he or she is an authorized representative of the Stockholder)

If Stockholder is not an Individual, check proper box, and indicate Capacity of signatory in the space provided below under the signature:

☐ Corporation
☐ Trust
☐ Partnership
☐ Other ______________________________

If Joint Ownership, check one:
☐ Joint Tenants with Right of Survivorship
☐ Tenants in Common
☐ Tenants by the Entireties
☐ Community Property

Address for Stockholder(s)

City State Zip Code

Date of Stockholder Signature: ___________________, 2006

THIS PAGE INTENTIONALLY LEFT BLANK

EXHIBIT C
ASSIGNMENT FORM

FOR VALUE RECEIVED,
hereby sells, assigns and transfers unto

Name
(Please typewrite or print in block letters)
the right to purchase up to _____________ shares of Common Stock of BIOHEART, INC., a Florida corporation, pursuant to Section 4 of this Warrant, to the extent of shares as to which such right is exercisable and does hereby irrevocably constitute and appoint Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.
DATED: ________,200_

Exhibit D

17 C.F.R. § 230.144A
Effective: [See Text Amendments]
Code of Federal Regulations Currentness
 Title 17. Commodity and Securities Exchanges
  Chapter II. Securities and Exchange Commission
    Part 230. General Rules and Regulations, Securities Act of 1933 (Refs & Annos)
    General (Refs & Annos)
§ 230.144A Private resales of securities to institutions.
Preliminary Notes:
1. This section relates solely to the application of section 5 of the Act and not to antifraud or other provisions of the federal securities laws.
2. Attempted compliance with this section does not act as an exclusive election; any seller hereunder may also claim the availability of any other applicable exemption from the registration requirements of the Act.
3. In view of the objective of this section and the policies underlying the Act, this section is not available with respect to any transaction or series of transactions that, although in technical compliance with this section, is part of a plan or scheme to evade the registration provisions of the Act. In such cases, registration under the Act is required.
4. Nothing in this section obviates the need for any issuer or any other person to comply with the securities registration or broker-dealer registration requirements of the Securities Exchange Act of 1934 (the Exchange Act), whenever such requirements are applicable.
5. Nothing in this section obviates the need for any person to comply with any applicable state law relating to the offer or sale of securities.
6. Securities acquired in a transaction made pursuant to the provisions of this section are deemed to be restricted securities within the meaning of § 230.144(a)(3) of this chapter.
7. The fact that purchasers of securities from the issuer thereof may purchase such securities with a view to reselling such securities pursuant to this section will not affect the availability to such issuer of an exemption under section 4(2) of the Act, or Regulation D under the Act, from the registration requirements of the Act.
(a) Definitions.
(1) For purposes of this section, qualified institutional buyer shall mean:
(i) Any of the following entities, acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with the entity:
(A) Any insurance company as defined in section 2(13) of the Act;
     Note: A purchase by an insurance company for one or more of its separate accounts, as defined by section 2(a)(37) of the Investment Company Act of 1940 (the “Investment Company Act”), which are neither registered under section 8 of the Investment Company Act nor required to be so registered, shall be deemed to be a purchase for the account of such insurance company.
(B) Any investment company registered under the Investment Company Act or any business development company as defined in section 2(a)(48) of that Act;
(C) Any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958;
(D) Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees;
(E) Any employee benefit plan within the meaning of title I of the Employee Retirement Income Security Act of 1974;
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17 C.F.R. § 230.144A
(F) Any trust fund whose trustee is a bank or trust company and whose participants are exclusively plans of the types identified in paragraph (a)(1)(i) (D) or (E) of this section, except trust funds that include as participants individual retirement accounts or H.R. 10 plans.
(G) Any business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;
(H) Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation (other than a bank as defined in section 3(a)(2) of the Act or a savings and loan association or other institution referenced in section 3(a)(5)(A) of the Act or a foreign bank or savings and loan association or equivalent institution), partnership, or Massachusetts or similar business trust; and
(I) Any investment adviser registered under the Investment Advisers Act.
(ii) Any dealer registered pursuant to section 15 of the Exchange Act, acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $10 million of securities of issuers that are not affiliated with the dealer, Provided, That securities constituting the whole or a part of an unsold allotment to or subscription by a dealer as a participant in a public offering shall not be deemed to be owned by such dealer;
(iii) Any dealer registered pursuant to section 15 of the Exchange Act acting in a riskless principal transaction on behalf of a qualified institutional buyer;
     Note: A registered dealer may act as agent, on a non-discretionary basis, in a transaction with a qualified institutional buyer without itself having to be a qualified institutional buyer.
(iv) Any investment company registered under the Investment Company Act, acting for its own account or for the accounts of other qualified institutional buyers, that is part of a family of investment companies which own in the aggregate at least $100 million in securities of issuers, other than issuers that are affiliated with the investment company or are part of such family of investment companies. Family of investment companies means any two or more investment companies registered under the Investment Company Act, except for a unit investment trust whose assets consist solely of shares of one or more registered investment companies, that have the same investment adviser (or, in the case of unit investment trusts, the same depositor), Provided That, for purposes of this section:
(A) Each series of a series company (as defined in Rule 18f-2 under the Investment Company Act [17 CFR 270.18f-2] ) shall be deemed to be a separate investment company; and
(B) Investment companies shall be deemed to have the same adviser (or depositor) if their advisers (or depositors) are majority-owned subsidiaries of the same parent, or if one investment company’s adviser (or depositor) is a majority-owned subsidiary of the other investment company’s adviser (or depositor);
(v) Any entity, all of the equity owners of which are qualified institutional buyers, acting for its own account or the accounts of other qualified institutional buyers; and
(vi) Any bank as defined in section 3(a)(2) of the Act, any savings and loan association or other institution as referenced in section 3(a)(5)(A) of the Act, or any foreign bank or savings and loan association or equivalent institution, acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with it and that has an audited net worth of at least $25 million as demonstrated in its latest annual financial statements, as of a date not more than 16 months preceding the date of sale under the Rule in the case of a U.S. bank or savings and loan association, and not more than 18 months preceding such date of sale for a foreign bank or savings and loan association or equivalent institution.
(2) In determining the aggregate amount of securities owned and invested on a discretionary basis by an entity, the following instruments and interests shall be excluded: bank deposit notes and certificates of deposit; loan participations; repurchase agreements; securities owned but subject to a repurchase agreement; and currency, interest rate and commodity swaps.
© 2007 Thomson/West. No Claim to Orig. U.S. Govt. Works.

17 C.F.R. § 230.144A
(3) The aggregate value of securities owned and invested on a discretionary basis by an entity shall be the cost of such securities, except where the entity reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published. In the latter event, the securities may be valued at market for purposes of this section.
(4) In determining the aggregate amount of securities owned by an entity and invested on a discretionary basis, securities owned by subsidiaries of the entity that are consolidated with the entity in its financial statements prepared in accordance with generally accepted accounting principles may be included if the investments of such subsidiaries are managed under the direction of the entity, except that, unless the entity is a reporting company under section 13 or 15(d) of the Exchange Act, securities owned by such subsidiaries may not be included if the entity itself is a majority-owned subsidiary that would be included in the consolidated financial statements of another enterprise.
(5) For purposes of this section, riskless principal transaction means a transaction in which a dealer buys a security from any person and makes a simultaneous offsetting sale of such security to a qualified institutional buyer, including another dealer acting as riskless principal for a qualified institutional buyer.
(6) For purposes of this section, effective conversion premium means the amount, expressed as a percentage of the security’s conversion value, by which the price at issuance of a convertible security exceeds its conversion value.
(7) For purposes of this section, effective exercise premium means the amount, expressed as a percentage of the warrant’s exercise value, by which the sum of the price at issuance and the exercise price of a warrant exceeds its exercise value.
(b) Sales by persons other than issuers or dealers. Any person, other than the issuer or a dealer, who offers or sells securities in compliance with the conditions set forth in paragraph (d) of this section shall be deemed not to be engaged in a distribution of such securities and therefore not to be an underwriter of such securities within the meaning of sections 2(11) and 4(1) of the Act.
(c) Sales by Dealers. Any dealer who offers or sells securities in compliance with the conditions set forth in paragraph (d) of this section shall be deemed not to be a participant in a distribution of such securities within the meaning of section 4(3)(C) of the Act and not to be an underwriter of such securities within the meaning of section 2(11) of the Act, and such securities shall be deemed not to have been offered to the public within the meaning of section 4(3)(A) of the Act.
(d) Conditions to be met. To qualify for exemption under this section, an offer or sale must meet the following conditions:
(1) The securities are offered or sold only to a qualified institutional buyer or to an offeree or purchaser that the seller and any person acting on behalf of the seller reasonably believe is a qualified institutional buyer. In determining whether a prospective purchaser is a qualified institutional buyer, the seller and any person acting on its behalf shall be entitled to rely upon the following non-exclusive methods of establishing the prospective purchaser’s ownership and discretionary investments of securities:
(i) The prospective purchaser’s most recent publicly available financial statements, Provided That such statements present the information as of a date within 16 months preceding the date of sale of securities under this section in the case of a U.S. purchaser and within 18 months preceding such date of sale for a foreign purchaser;
(ii) The most recent publicly available information appearing in documents filed by the prospective purchaser with the Commission or another United States federal, state, or local governmental agency or self-regulatory organization, or with a foreign governmental agency or self-regulatory organization, Provided That any such information is as of a date within 16 months preceding the date of sale of securities under this section in the case of a U.S. purchaser and within 18 months preceding such date of sale for a foreign purchaser;
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17 C.F.R. § 230.144A
(iii) The most recent publicly available information appearing in a recognized securities manual, Provided That such information is as of a date within 16 months preceding the date of sale of securities under this section in the case of a U.S. purchaser and within 18 months preceding such date of sale for a foreign purchaser; or
(iv) A certification by the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the purchaser, specifying the amount of securities owned and invested on a discretionary basis by the purchaser as of a specific date on or since the close of the purchaser’s most recent fiscal year, or, in the case of a purchaser that is a member of a family of investment companies, a certification by an executive officer of the investment adviser specifying the amount of securities owned by the family of investment companies as of a specific date on or since the close of the purchaser’s most recent fiscal year;
(2) The seller and any person acting on its behalf takes reasonable steps to ensure that the purchaser is aware that the seller may rely on the exemption from the provisions of section 5 of the Act provided by this section;
(3) The securities offered or sold:
(i) Were not, when issued, of the same class as securities listed on a national securities exchange registered under section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system; Provided, That securities that are convertible or exchangeable into securities so listed or quoted at the time of issuance and that had an effective conversion premium of less than 10 percent, shall be treated as securities of the class into which they are convertible or exchangeable; and that warrants that may be exercised for securities so listed or quoted at the time of issuance, for a period of less than 3 years from the date of issuance, or that had an effective exercise premium of less than 10 percent, shall be treated as securities of the class to be issued upon exercise; and Provided further, That the Commission may from time to time, taking into account then-existing market practices, designate additional securities and classes of securities that will not be deemed of the same class as securities listed on a national securities exchange or quoted in a U.S. automated inter-dealer quotation system; and
(ii) Are not securities of an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under section 8 of the Investment Company Act; and
(4)(i) In the case of securities of an issuer that is neither subject to section 13 or 15(d) of the Exchange Act, nor exempt from reporting pursuant to Rule 12g3-2(b) (§ 240.12g3-2(b) of this chapter) under the Exchange Act, nor a foreign government as defined in Rule 405 (§ 230.405 of this chapter) eligible to register securities under Schedule B of the Act, the holder and a prospective purchaser designated by the holder have the right to obtain from the issuer, upon request of the holder, and the prospective purchaser has received from the issuer, the seller, or a person acting on either of their behalf, at or prior to the time of sale, upon such prospective purchaser’s request to the holder or the issuer, the following information (which shall be reasonably current in relation to the date of resale under this section): a very brief statement of the nature of the business of the issuer and the products and services it offers; and the issuer’s most recent balance sheet and profit and loss and retained earnings statements, and similar financial statements for such part of the two preceding fiscal years as the issuer has been in operation (the financial statements should be audited to the extent reasonably available).
(ii) The requirement that the information be reasonably current will be presumed to be satisfied if:
(A) The balance sheet is as of a date less than 16 months before the date of resale, the statements of profit and loss and retained earnings are for the 12 months preceding the date of such balance sheet, and if such balance sheet is not as of a date less than 6 months before the date of resale, it shall be accompanied by additional statements of profit and loss and retained earnings for the period from the date of such balance sheet to a date less than 6 months before the date of resale; and
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17 C.F.R. § 230.144A
(B) The statement of the nature of the issuer’s business and its products and services offered is as of a date within 12 months prior to the date of resale; or
(C) With regard to foreign private issuers, the required information meets the timing requirements of the issuer’s home country or principal trading markets.
(e) Offers and sales of securities pursuant to this section shall be deemed not to affect the availability of any exemption or safe harbor relating to any previous or subsequent offer or sale of such securities by the issuer or any prior or subsequent holder thereof.
[55 FR 17945, April 30, 1990; 57 FR 48722, Oct. 28, 1992]
SOURCE: 62 FR 24573, May 6, 1997; 63 FR 6384, Feb. 6, 1998; 63 FR 13943, 13984, March 23, 1998; 64 FR 61449, Nov. 10, 1999; 65 FR 47284, Aug. 2, 2000; 66 FR 8896, 9017, Feb. 5, 2001; 67 FR 230, Jan. 2, 2002; 67 FR 13536, March 22, 2002; 67 FR 19673, April 23, 2002; 68 FR 57777, Oct. 6, 2003; 72 FR 20414, April 24, 2007, unless otherwise noted.
AUTHORITY: 15 U.S.C. 77b, 77c, 77d, 77f, 77g, 77h, 77j, 77r, 77s, 77z-3, 77sss, 78c, 78d, 78j, 78l, 78m, 78n, 78o, 78t, 78w, 78ll(d), 78mm, 80a-8, 80a-24, 80a-28, 80a-29, 80a-30, and 80a-37, unless otherwise noted.; Section 230.151 is also issued under 15 U.S.C. 77s(a).; Section 230.160 is also issued under Section 104(d) of the Electronic Signatures Act.; Sections 230.400 to 230.499 issued under 15 U.S.C. 77f, 77h, 77j, 77s, unless otherwise noted.; Section 230.473 is also issued under 15 U.S.C. 79(t).; Section 230.502 is also issued under 15 U.S.C. 80a-8, 80a-29, 80a-30.
17 C. F. R. § 230.144A, 17 CFR § 230.144A
     Current through July 19, 2007; 72 FR 39581
Copr. © 2007 Thomson/West
END OF DOCUMENT
© 2007 Thomson/West. No Claim to Orig. U.S. Govt. Works.

EXHIBIT E

1992 WL 55818 (S.E.C. No - Action Letter)
(SEC No-Action Letter)
*1 Black
Box
Incorporated
Publicly Available February 28, 1992
SEC LETTER
1933 Act / s 5
February 28, 1992
Publicly Available February 28, 1992
Kenneth R. Koch, Esq.
Squadron, Ellenoff, Pleasant & Lehrer
551 Fifth Avenue
New York, New York 10176Dear Mr. Koch:
Our responses to the interpretive questions raised in your letter of December 27, 1991 regarding the positions expressed in the staff’s letter dated June 26, 1990 to Black Box Incorporated (the “Black Box letter”) are as follows:
1. The staff’s positions in the Black Box letter were not based on the financial condition of the company. Specifically, in response to your concerns expressed during our telephone conversations, the staff’s position with respect to integration of the Black Box registered initial public offering and a simultaneous unregistered offering by Black Box of convertible debentures (the “Black Box offerings”) was a policy position taken primarily in consideration of the nature and number of the offerees, and not based on the financial condition of the company.
2. The number of offerees and purchasers is a factor considered by the staff in evaluating the applicability of the policy position. As we discussed, the Black Box policy position on integration was simply a formal articulation of an informal position the staff has taken previously with respect to simultaneous registered offerings and unregistered offerings to a limited number of first-tier institutional investors in connection with structured financings. Because the position expressed with respect to the Black Box offerings is a policy position, it is narrowly construed by the staff. The staff interprets the position to be limited in applicability to situations where a registered offering would otherwise be integrated with an unregistered offering to i) persons who would be qualified institutional buyers for purposes of Rule 144A and 2) no more than two or three large institutional accredited investors. The position does not constitute a determination by the staff that the unregistered offering is in fact a bona fide private placement.[FN1]
FN1 With regard to the availability of the Section 4(2) private offering exemption, it should be noted that the staff takes the position that the filing of a registration statement is deemed to be the commencement of the public offering. See letter from former director of the Division of Corporation Finance, John J. Huber, to Michael Bradfield, general counsel of the Board of Governors of the Federal Reserve System (March 23, 1984). Further, your attention is directed to SEC Litigation Release No. 10241 (December 19, 1983), regarding SEC v. Michael A. Traiger, Traiger Energy Investments (U.S.D.C.C.D.Cal.Civil Action No. 83-2738-LTL JPx).
3. The position of the staff with respect to integration of the Black Box offerings would not have been different if common stock had been sold in both the public and the private offerings. In this regard, it should be noted that the staff historically has treated an offering of a class of securities and an offering of another security convertible into that class of securities as offerings of the same class of securities for purposes of the integration doctrine.
*2 I trust that the foregoing information is of assistance to you. Should you have any further questions regarding this matter, please feel free to contact me again.
Sincerely,
Cecilia D. Blye
Special Counsel
December 27, 1991
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1992 WL 55818 (S.E.C. No — Action Letter)	Page 2
Special Counsel
December 27, 1991

Office of Chief Counsel
Division of Corporation Finance
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington,. D.C. 20549
Re: Black Box Incorporated
Gentlemen:
At the suggestion of Cecilia Blye of the staff of the Securities and Exchange Commission (the “Commission”), I am writing to pose three interpretive questions concerning the Black Box Incorporated no-action letter (“Black Box”) recently promulgated by the Commission. In Black Box, the issuer on whose behalf the no-action request was made (the “Company”), proposed to engage in a contemporaneous private placement of convertible debentures and a public offering of common stock. Under the circumstances set forth in Black Box, the private placement and the public offering were not integrated.
1. In Black Box, the Company was apparently financially troubled. Would the Staff’s answer have changed if Black Box was not financially troubled or is Black Box a “hardship” exception to the general rules on integration?
2. In Black Box, the private placement was made to up to 35 “qualified institutional buyers” (as defined in Rule 144A promulgated under the Act, and up to four “accredited investors” (as defined in Regulation D promulgated under the Act). Is there any limit on the number of “qualified institutional buyers” or “accredited investors” to whom offers may be made or to whom sales may be made in order to fall within the rationale of Black Box? In this connection, I note Ms. Blye’s concern that sales made to large numbers of investors may indicate that a purportedly private placement has been conducted as a public offering. However, when the Commission adopted Regulation D, the Commission shifted away from the strict numerical limitations on investors under former Rule 146. When Regulation D was adopted in 1982, the limitations on numbers of investors (except for the limit of 35 on non-accredited investors) were eliminated. Rule 502(c) under Regulation D focuses instead on the manner of offering and not the number of offerees. Thus, although a large number of investors in an offering may be some indication that the offering was conducted in a manner violative of the prohibition against a “general solicitation” under Rule 502(c), it is not by itself determinative of whether such a general solicitation has occurred. Accordingly, I would think that the Commission would continue to rely on the body of interpretative law that has grown up around Rule 502(c), rather than a numerical limitation on investors, to determine whether a public offering has been made.
If the Staff does believe that a numerical limitation on investors is appropriate for Black Box to apply, the limit should probably only apply to the number of “accredited investors” involved in the private placement and should not restrict the number of “qualified institutional buyers”. Inherent in the Commission’s recent adoption of Rule 144A is the assumption that “qualified institutional buyers” do not need the protection which the registration process provides.
*3 3. In Black Box, the Company was privately placing convertible debentures and publicly selling common stock. Would the Staff’s answer have changed if the securities being sold in the private placement and the public offering were identical? For example, would the answer remain the same if Common Stock were being sold in both the private placement and the public offering.
We appreciate the Commission’s consideration of these questions. If you have any questions concerning the above, please contact me at (212)476-8362.
An original and seven copies of this letter are submitted herewith.
Very truly yours,
Kenneth R. Koch
SQUADRON, ELLENOFF, PLESENT & LEHRER
551 Fifth Avenue
New York, NY 10176
(212)661-6500
© 2007 Thomson/West. No Claim to Orig. U.S. Govt. Works.